                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: September 22, 2003

                         Commission File Number: 0-22325

                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)

             NORTH CAROLINA                            87-0399301
            (State or other                          (IRS Employer
      jurisdiction of incorporation)               Identification No.)

            2400 DISTRIBUTION STREET, CHARLOTTE, NORTH CAROLINA 28203
               (Address of principal executive offices) (Zip Code)

                                 (704) 365-2324
              (Registrant's telephone number, including area code)

                       4064 COLONY RD, CHARLOTTE, NC 28211
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NOT APPLICABLE

ITEM 5.  OTHER EVENTS

                                   MSRE, Inc.
                            15450 SW Boones Ferry Rd
                            Lake Oswego OR USA 97035
                              Tel: +1-503-296-2187

All projections, conclusions, and recommendations contained in this analysis are based on the use, as deemed appropriate by MSRE, Inc., of updated information supplied by Perceptre, LLC and associated companies or public-domain demographic data, and demand and estimation models. The facts and circumstances under which this analysis was made are subject to change and MSRE, Inc. takes no warranty, expressed or implied, as to the accuracy of specific information or recommendations contained herein.

                                     SUMMARY

OBJECTIVE
MSRE, Inc. has undertaken this updated analysis of Perceptre on behalf of
Affiliated Holdings Inc. The objective of this analysis is to determine the feasibility of continuing the development of the business through to profitability both through direct sales, franchise sales and using value-added resellers of its data mining and information portal services. The services are to be internet based yet developed along the lines of value added service providers and franchisee structure not typical of this market. In addition, MSRE is to updating the reference valuation for Perceptre LLC including it's present and near future operations, it's strategic partnerships and possible returns from current litigation.

FINANCIAL ASSUMPTIONS
The financial assumptions used in the development of this analysis reflect a very conservative approach. The costs for access to the internet and non-internet components of the network forecasted in this analysis reflect no negotiation or substantive efforts to investigate improved pricings based on the expanding operations of Perceptre.

BUSINESS CLIMATE
The current circumstances surrounding the increasing demand for background checking services continue to create and expand opportunities for Perceptre to be the market leader. MSRE believes that due to the current circumstances and existing strategic partnerships with minority owned resellers, Perceptre will continue to have exceptional leverage with US Federal and State government contracts and will be able advance this opportunity within a decision window that is expected to last through 2004. In addition new direct contacts and accounts will provide additional channels for increased business.

OPPORTUNITIES AND RISKS
PERCEPTRE, like every business, is faced with a variety of opportunities and risks, however having commenced operations and survived the launch phase during a very difficult business cycle, the company appears to be poised for substantial growth. Having a broad base of customers, albeit with current small numbers, and an increasing number of sales channels Perceptre appears to be on track but slightly behind schedule. The risk continues to be mitigated by the opportunity to provide a low cost, advanced technology product to the defined and proven market.

LITIGATION
MSRE spoke at length with the lawyer handling the current litigation and understand that slow but definite progress has been made towards a positive outcome that should see significant returns to PERCEPTRE.

CONCLUSIONS
MSRE has tested the functions of the enhanced systems and services offered through the Perceptre Information Portal including some of the new Version 2.0 functions, reviewed the materials available from Perceptre including contracts, customers lists, financial information and other public and proprietary information sources to determine the viability and value of Perceptre based on its present marketing and sales approach for it's internet based background search services and potential returns from current litigation (see summary -
Attachment A). The results of this analysis provide MSRE with adequate data to support their recommendation that Affiliated continue to aggressively support
Perceptre to continue the development of the business.

MSRE, Inc. is convinced that this opportunity is worthy of further business development efforts by Perceptre, support from the Affiliated group of companies in pursuing other business opportunities and funding through Affiliated sources based on a current valuation of US$10.17 million. This still includes only a small amount of the potential returns from the litigation due to the likelihood on continuing delays resulting from appeals and significant flexibility of the amount with possible out of court settlements involving licensing and royalties.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

NOT APPLICABLE

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                  Information Architects Corporation

                                  By: /s/ Michael L. Weinstein
                                   ----------------------------
                                          Michael L. Weinstein
                                          CEO

Date: September 22, 2003